SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

F THE SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box: mation Statement

[  ] Amended Preliminary Infor  ]

 f the  (as permitted

[Confidential, for Use othe Commission Only

 by Rule 14c‐5(d)(2)) X] Definitive Information Statement

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‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐

TNT Designs, Inc. ‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐pecified In Charter)

(Name of Registrant as S menheck the appropriate box):

Payt of Filing Fee (C

[x] No fee required.

[  ]Fee computed on table below per Exchange Act Rules 14c‐5(g) and 0‐11.             N

1) Title of each class of securities to which transaction applies:     /A     plies:  N/A

2) Aggregate number of securities to which transaction ap 3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‐11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4) Proposed maximum aggregate value of transaction:    N/A    N/A

5) Total fee paid:

[  ] Fee paid previously with preliminary materials.  [  ] Check box if any part of the offset as provided by Exchange Act Rule 0‐11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by ate of its filing.

registration statement number, or the Form or Schedule and the d

1) Amount Previously Paid:__________________________________N/A________ _N/A________

2) Form, Schedule or Registration Statement No.:__________________

3) Filing Party:___________________________________________N/A________ 4) Date Filed:____________________________________________N/A________

TNT Designs, Inc,

300 Center Avenue Suite 202 ‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐

Bay City MI 48708 ‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐NOTICE LDERS

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OF ANNUAL MEETING OF STOCKHO

 TO BE HELD ON OCTOBER 7, 2009

‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐‐   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TNT Designs, Inc. “TNT” or the “Company”), will be held on October 7, 2009 at 10:00 a.m. at 300 Center Ave. Ste. 202, ay

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 City, MI 48708, for the following purposes: . To elect a Board of two(2) Directors, to serve until their respective successors shall be

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elected and shall qualify;   tember 30 to December 31;

2.To ratify a change in the Company’s fiscal year end from Sep

3.To ratify the selection of independent public accountants;    4. To consider and ratify a proposal to effectuate a migratory merger (the “Merger”) of the ompany from Delaware to Nevada thereby re‐domiciling the Company from the state of

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Delaware to Nevada;  5. Subject to proposal 4, to ratify an increase the authorized capital stock of the Company from 30,000,000 shares of common stock par value $0.0001 to 500,000,000 shares of which 400,000,000 shares shall be common shares with a par value of $0.0001 per share and 100,000,000 shall be preferred shares, of which the preferred stock to be authorized will have multiple classes of preferred stock.  Series 1, Class P‐1 shall have 25,000,000 shares authorized with a par value of $8.75 per share.  Series 1 shall have 1:100 voting rights and shall be convertible to common at the discretion of the shareholder at a rate of 1:1.25.  Series 2, Class P‐2 shall have 75,000,000 shares authorized with a par value of $7.00 per hare.  Series 2 shall have 1:1 voting rights and shall be convertible to common at the

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discretion of the shareholder at a rate of 1:1;  6. Subject to proposal 4, to change the name of the Company from "TNT Designs, Inc." to “Trim

Holding Group;" 7. To transact such other business as may properly come before the meeting or any

adjournment or adjournments thereof;   Pursuant to the By‐Laws, the Board of Directors has fixed the close of business on August 7, 009, as the record date for the determination of Stockholders entitled to notice of and to vote at he Mee

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tting.  The transfer books of the Company will not be closed.  So far as Management is, at present, aware, no business will come before the Annual eeting other than the matters as set forth above.

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WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTING NOT TO SEND A PROXY.

 Dated: Bay City, MI

rectors

 September 17, 2009

By Order of the Board of Di

       /s/ Nitin Amersey ______________________________        Nitin Amersey, Corporate Secretary

AMENDED PRELIMINARY INFORMATION STATEMENT

TNT Designs, Inc.

300 Center Avenue Suite 202

Bay City MI 48708 FOR THLDERS

 E ANNUAL MEETNG OF STOCKHOTO BE HELD ON OCTOBER 7, 2009

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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

NOT REQUESTED TO SEND US A PROXY.  PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of the Corporation for the iscal Year ended September 30, 2008, will be held on October 7, 2009 at 10:00 a.m., at the xecutiv

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ee offices of Company located at 300 Center Ave. Ste. 202, Bay City, MI 48708.   Shareholders of Record as of August 7, 2009 will be entitled to receive Notice and vote at the Meeting.  It is anticipated that this Information Statement will be first mailed to the Company’s stockholders, on or before September 17, 2009 in conjunction with the Company’s Annual Report on Form 10‐K for the fiscal year ended September 30, 2008.  As of the Record Date, there were a total of 2,262,500 shares of the Company’s Common Stock outstanding.  The Company’s 2008 nnual Report to its stockholders on Form 10‐K is also enclosed and should be read in conjunction

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with the materials set forth herein.  The expenses incidental to the preparation and mailing of this Information Statement are being paid by the Company.  Abstentions and broker non‐notes will be counted towards determining whether a quorum is present.

 The holders of common stock are entitled to elect a majority of the Board of Directors.  The principal executive offices of the Company are located at 300 Center Avenue, Suite 202, ay City

B MI 48708.  The telephone number is 989‐509‐5954.  This Information Statement contains information related to certain corporate action of TNT Designs, Inc., a Delaware corporation (“TNT” or the “Company”), and is expected to be mailed to shareholders on or about September 17, 2009.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?  This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of corporate action expected to be taken pursuant to the consents or authorizations of principle shareholders. Shareholders holding a majority of the Company's outstanding common stock are expected to act upon certain corporate matters outlined in this Information Statement, which action is expected to take place; consisting of the election of two (2) members to the Company’s Board of Directors, ratification of the Company’s independent public accountants, approval of the re‐domiciling of the Company to Nevada, approval of an increase in authorized capital stock and change of par value, and approval of a change in name of the Company to Trim Holding  Group.

WHO IS ENTITLED TO NOTICE?  Each holder of an outstanding share of common stock of record on the close of business on the Record Date, August 7, 2009, will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the Record Date that hold in excess of fifty percent (50%) of the Company's 2,262,500 outstanding shares of common stock have indicated that they will vote in favor of the Proposals. No action by the minority shareholders in connection with the Proposals is required.

WHAT CORPORATE MATTERS WILL THE PRINCIPAL SHAREHOLDERS VOTE FOR AND HOW

WILL THEY VOTE?  Shareholders holding a majority of the outstanding stock have indicated that they will vote for the following matters:

o FOR the approval of the slate of directors as proposed by the Board of Directors. (see page 3).  o FOR the ratification of UHY LLP as the Company’s independent auditors for the current fiscal year.

(see page 8).

o FOR the approval of the re‐domicile of the Company to Nevada by the Merger. (see page 10). o FOR the increase of authorized capital stock and creation of preferred stock with multiple classes.

(see page 19).  FOR the change in the name of the Company to Trim Holding Group.  (see page 22).

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PROPOSAL 1: ELECTION OF DIRECTORS  There are currently two members of the Company's Board of Directors.  At the Annual Meeting of Stockholders of the Company to be held October 7, 2009, two (2) directors will be elected to serve

for a term of one (1) year or until their successor is elected and qualified.        Our current executive officers and directors and their ages are as follows; each of the urrent directors has been nominated for reelection:

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Name AgePosition ouis Bertoli 35 Chairman of the Board, President and CEO itin Amersey 57 Director, Corporate Secretary and Treasurer L
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 Set forth belowexecutive offic

 is information relating to the business experience of each of the directors and ers of the Company.  Louis Bertoli, age 35, was appointed Chairman Chief Executive Officer and President in June 2009.   Mr. Bertoli received a degree as a professional Surveyor in Brescia, Italy and continued his studies in the University of Civil Engineering of Brescia, Italy.  Subsequently Mr. Bertoli devoted his full time to the companies held by his family, which focus on the developments of new innovative technologies in the health care industry.  Mr. Bertoli has over 5 years of experience in this sector.  Mr. Bertoli currently serves as a President & Director of Trim Holding Corporation, a private company, from September 2008 through the current date.  He also serves as a director of Gioto & ons Ltd – UK from September 2006 through the current date.  Mr. Bertoli served as a Director of IRAM LTD – U

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K from March 2003 until the time of the dissolution in January 2009.  Nitin Amersey age 57, was appointed to the Board and as Corporate Secretary and Treasurer in June 2009.  He has over thirty‐five years of experience in international trade, marketing and corporate management. Mr. Amersey was elected as a director of Environmental Solutions Worldwide and has served as a member of the board since January 2003. Mr. Amersey was appointed interim Chairman of the Board in May 2004 and subsequently was appointed Chairman of the Board in December 2004. In addition to his service as a board member of Environmental Solutions Worldwide, Mr. Amersey has been Chairman of Scothalls Limited, a private trading firm since 1978. Mr. Amersey has also served as President of Circletex Corp., a financial consulting management firm since 2001 and has served as chairman of Midas Touch Global Media Corp from 2005 to the present. He is also currently the Chairman of Hudson Engineering Industries Pvt. LTD. A private company domiciled in India. From 2003 to 2006 Mr. Amersey was Chairman of RMD Entertainment Group and also served during the same period as chairman of Wide E‐Convergence Technology America Corp. He is the manager of Amersey Investment Holdings LLC ..  Mr. Amersey is also the owner of Langford Business Services LLC.   He has served as a Director of Trim Holding Corporation, a private company, from September 2008 through the current date. Mr. Amersey has a Masters of Business Administration Degree from the University of Rochester, Rochester, N.Y. and a Bachelor of Science in Business from Miami University, Oxford, Ohio. He graduated from Miami niversity as a member of Phi Beta Kappa and Phi Kappa Phi. Mr. Amersey also holds a Certificate f Director Education from the NACD Corporate Director's Institute.

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Certain Relationships and Related Transactions  Amersey Investments, LLC has been engaged to provide consulting services to TNT for the next 2 calendar years for a monthly fee of $5,000.00.  Mr. Nitin Amersey is a principal of Amersey Investments.  Mr. Amersey also serves as an executive officer and as a director of TNT.

Section 16(A) Beneficial Ownership Reporting Compliance  Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s Directors and executive officers, and persons who own more than ten percent of any class of its equity securities registered pursuant to Section 12 of the Exchange Act to file reports of ownership, and changes in ownership with the Securities and Exchange Commission (the Commission”).  Officers, directors, and greater than ten percent stockholders are required by the

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Commission to furnish the Company with copies of all Section 16(a) forms they file.  The Company believes, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, that all filing requirements applicable to its officers, directors, and greater than ten percent stockholders were complied with during 2008.

Meetings and Committees of The Board Of Directors  To date, during the current fiscal year, the Board of Directors met 4 times.  Each incumbent director attended all of the Board meetings.  Due to the resignations and recent appointment of new directors, the Company presently does not have audit, nominating or compensation committees but intends to appoint committees.

Remuneration of NonManagement Directors  he Company currently does not have any arrangements for compensation for non‐management irectors.

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Director Independence  The Board of Directors has determined that none of the directors standing for election are independent” as defined by the listing standards of The Nasdaq Stock Market and within the eaning of applicable regulations of the Securities and Exchange Commission.

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rs and Executive Officers

Compensation of Directo

Executive Compensation   The following Summary Compensation Table shows, for the fiscal years ended September 30, the compensation awarded to, earned by or paid to the Company’s then executive officer.

SUMMARY COMPENSATION TABLE

Annual Compensa

cipal in		alary (		onus (		Stock war($)		Option war($) *		tion Non‐Equity Incen Planompati tiveens($)		Nonqualified Deferred ompati ens($)			All Other ompensation (			o($
Name and Pr						A	ds	A	ds	C	on		C	on					T	tal
Position	Year	S	$)	B	$)		*									C	$)			)
Anju Tandon, President, Teasurer, Chairman o	20082007		——		——		——		——		———			———			———			———

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f the Board   2006    —      —   —   —

(1) No officer received any bonus or other compensation.  uring the fiscal years ended September 30, 2008 and 2007, TNT made no grants of stock options

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or freestanding SAR's to any executive officer or director of TNT.  Effective June 2009, Ms. Anju Tandon resigned without any disputes or disagreements and Mr. Louis Bertoli was appointed Chief Executive Officer and President and Mr. Nitin Amersey was appointed Corporate Secretary and Treasurer.  At the current time neither Messrs Bertoli nor ation.

Amersey receive any salary nor have they been granted any stock or derivatives as compens

Employment Contracts and Termination of Employment and Change‐in‐Control Agreements.  TNT does not currently have employment contracts or change‐in‐control agreements with its rs.

executive office

Stock Options  e grants.

TNT has not made any derivativ  Exercises and Holdings

Option

None.

Equity Compensation Plan Information   ck appreciation or restricted stock plans in place.

TNT currently does not have any stock option, sto

Security Ownership of Certain Beneficial Owners The following table sets forth information known to TNT with respect to the beneficial ownership of its common stock as of August 7, 2009, for (i) all persons known by TNT to own beneficially more than 5% of its outstanding common stock, (ii) TNT’s directors, and (iii) TNT’s executive officers. Unless otherwise indicated, the address of the beneficial owner is in care of TNT Designs, Inc., 300 Center Avenue, Suite 202, Bay City Michigan 48708.

	Owner	Shares e		% ota
itle of Class ommon Stock		B	neficiallyOwn1,99		of l(387.
T	Name of BeneficialLouis Bertoli (1) Nitin Amersey (2)		ed 0,0005,000	T	)9*	%

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* Less than 1% e Officer of TNT.

(1) Mr. Bertoli is the Chairman of the Board and President and Chief ExecutivT.

(2) Mr. Amersey is a director and Corporate Secretary and Treasurer of TN3) Based on 2,262,500 shares outstanding as of August 7, 2009.

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Security Ownership of Management The following information is furnished as of August 7, 2009, as to the number of shares of TNT’s Common Stock, $.0001 par value per share ownedeneficially by each executive officer and director of TNT and by all executive officers and directors as a group:

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	Owner	Shares e		% ota
itle of Class ommon Stock		B	neficiallyOwn		of l(3
T	Name of Beneficial		ed	T	)
C	Louis Bertoli (1) Nitin Amersey (2) All Directors as a Group		1,990,0005,0001,995,000		87.9*88.2	% %

* Less than 1% e Officer of TNT.

(1) Mr. Bertoli is the Chairman of the Board and President and Chief ExecutivT

(2) Mr. Amersey is a director and Corporate Secretary and Treasurer of TN3) Based on 2,262,500 shares outstanding as of August 7, 2009.

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PROPOSAL 2:  FISCAL YEAR  The Board of Directors has elected to change the Company’s fiscal year end from September 30 to ecember 31 as it believes that a fiscal year that coincides with the calendar year will allow for asier financial reporting and disclosure.

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PROPOSAL 3: INDEPENDENT AUDITORS  The Board of Directors has selected UHY LLP as the Company’s independent auditors for the Fiscal Year ending, subject to ratification of Proposal 2, December 31, 2009.  Representatives of UHY LLP are not expected to be present at the Annual Meeting.

Change of Auditors  ffective July 20, 2009, the Registrant (the “Company”) dismissed the firm of Li & Company (“Li”)

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who was previously engaged as the Company’s principal accountant.  Li’s audit report on the Company’s consolidated financial statements for the fiscal year ended September 30, 2008, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles, except that the aforementioned eport for the year ended September 30, 2008 included was modified for an uncertainty relating to

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the Company’s ability to continue as a going concern.    The predecessor principal accountant to Li for the Company was the firm of Raiche Ende Malter & Co LLP (“Raiche”).  Raiche issued the audit report for the Company on the Company’s consolidated financial statements for the fiscal year ended September 30, 2007. The Raiche report did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles, except that the aforementioned report for the year ended eptember 30, 2007 included was modified for an uncertainty relating to the Company’s ability to

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continue as a going concern.

The decision to dismiss Li has been approved by the Company’s Board of Directors.  During the fiscal year ended September 30, 2008, and the subsequent interim periods through July 20, 2009, there were no disagreements with Li on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not esolved to their satisfaction would have caused them to make reference in connection with their

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opinion to the subject matter of the disagreement.  During the fiscal year ended September 30, 2007, and through the subsequent interim period through April 23, 2008 there were no disagreements with Raiche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which isagreements if not resolved to their satisfaction would have caused them to make reference in

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connection with their opinion to the subject matter of the disagreement.  During the two fiscal years ended September 30, 2008 and 2007, and the subsequent interim eriods and through the date of dismissal, there were no reportable events as defined in Item

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304(a)(1)(v) of Regulation S‐K of the Securities and Exchange Commission (the "Commission").  The Company has provided Li a copy of the disclosures contained herein prior to the filing of this current report and have requested that Li issue a letter addressed to the SEC containing any new information, clarification of the Company’s expression of its views, or the respects in which it does ot agree with the statements made by the Company herein.   Li has agreed with the disclosures

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Page 8 of 26 contained in this Form 8‐K and a copy of the letter issued to the SEC is included as Exhibit 16.1.  Effective July 21, 2009 the Company upon approval of its Board of Directors elected to retain the firm of UHY LLP (“UHY”) as its principal independent accountants.  During the Company’s two most  recent fiscal years and through July 21, 2009, the Company has not consulted with UHY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advise was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is efined in Item 304(a)(1)(iv) of Regulation S‐K and the related instructions to Item 304 of

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Regulation S‐K.  The following table sets forth the aggregate fees billed to us for fiscal years ended September 30, 008 and 2007 by Li & Company, LP and Raich Ende Malter & Co. LLP, the Company’s independent egisteredublic accounting firms:

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p	20	2
	089,9		001
) Fees (2)			7
Audit Fees (1udit Related	$17—		$4,056648
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Tax Fees (3)	—		2,072

Total Fees paid to auditor  $9,917   $ 16,776   (1) Audit fees consist of fees billed for professional services rendered for the audit of TNT’s annual financial statements and review of the interim consolidated financial statements included in uarterly reports and services that are normally provided by Li & Company, LP and Raich Ende

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Malter & Co. LLP in connection with statutory and regulatory filings or engagements.  (2) Audit‐Related fees consist of fees billed for assurance and related services that are reasonably elated to the performance of the audit or review of TNT’s consolidated financial statements and

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are not reported under "Audit Fees".  (3) Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice nd tax planning (domestic and international). These services include assistance regarding federal, tate and international tax compliance, acquisitions and international tax planning.

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PROPOSAL 4: TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY FROM DELAWARE TO NEVADA BY MERGER OF TNT DESIGNS, INC., A DELAWARE CORPORATION,

WITH AND INTO TRIM NEVADA, INC., A NEVADA CORPORATION  On June 16, 2009, TNT’s board of directors voted unanimously to approve the Merger and now propose the Merger to its stockholders for their approval. The Merger will be consummated pursuant to an agreement and plan of merger between Trim Nevada, Inc. (“Newco”) and TNT, a copy of which is contained in Exhibit A (the “Agreement and Plan of Merger”). Copies of the certificate of incorporation (“Nevada Certificate”) and bylaws (“Nevada Bylaws”), which will serve as Newco’s certificate of incorporation and bylaws following the Merger are attached to the greement and Plan of Merger. The Agreement and Plan of Merger provides that TNT will merge

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with and into Newco.  The proposed Merger will effect a change in the legal domicile of TNT and other changes of a legal nature, the most significant of which are described below. However, the Merger will not result in any change in TNT’s business, management, location of its principal executive offices, assets, iabilities or net worth (other than as a result of the costs incident to the Merger, which are mmaterial).

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Trim Holding Group (Name of New Company Subject to Approval of Proposal 6)   ewco, which will be the surviving corporation, has been incorporated under the Nevada Revised

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Statutes (the “NRS”) exclusively for the purpose of merging with TNT.  Newco is a newly formed corporation with one share of common stock issued and outstanding held by TNT, with only minimal capital. The terms of the Merger provide that the currently issued one hare of common stock of Newco held by TNT will be cancelled. As a result, following the Merger,

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TNT’s current stockholders will be the only stockholders of the newly merged corporation.  The articles of incorporation and bylaws of TNT and the certificate of incorporation and bylaws of rim Nevada, Inc., a Nevada corporation, are available for inspection by our stockholders at TNT’s rincipal office located at 300 Center Avenue Suite 202, Bay City, MI 48708.

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The Agreement and Plan of Merger  The Agreement and Plan of Merger provides that TNT will merge with and into Newco, with Newco being the surviving corporation. Newco will assume all assets and liabilities of TNT.

Filing of the Articles of Merger  TNT intends to file the Certificate of Merger and Articles of Merger with the Secretaries of State of Nevada and Delaware, respectively, when the actions taken by TNT’s board of directors and the

consenting stockholders become effective.     On the effective date of the Merger, the merged companies will be deemed incorporated under the NRS. Consequently, the merged companies will be governed by the Nevada Certificate and Nevada Bylaws filed with the Agreement and Plan of Merger.

Dissent Rights of the Company’s Stockholders   Under Delaware law, certain stockholders of TNT have the right to dissent from the Merger and to receive payment in cash for the fair value of their shares of TNT instead of the Merger consideration. Stockholders of TNT electing to do so must comply with the provisions of Section

262 of the Delaware General Corporation Law in order to perfect their rights of appraisal.  Ensuring perfection of appraisal rights can be complicated. The procedural rules are specific and ust be followed precisely. A stockholder’s failure to comply with these procedural rules may

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result in such stockholder becoming ineligible to pursue appraisal rights.   The following is intended as a brief summary of the material provisions of the Delaware statutory procedures that a stockholder of TNT must follow in order to dissent from the merger and obtain payment of the fair value of his or her shares of common stock instead of the merger consideration. his summary, however, is not a complete statement of all applicable requirements and is qualified

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in its entirety by reference to Section 262 of the Delaware General Corporation Law.   If you were a stockholder of TNT and you wish to exercise your appraisal rights, you must satisfy e provisions of Section 262 of the Delaware General Corporation Law. Section 262 requires the

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following:   ou must make a written demand for appraisal: You must deliver a written demand for appraisal to

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TNT within 20 days after the mailing of this Information Statement.   Stockholders considering seeking appraisal for their shares should note that the fair value of their shares determined under Section 262 of Delaware law could be more, the same, or less than the consideration they would receive pursuant to the merger agreement if they did not seek appraisal of their shares. The Delaware Court of Chancery may determine the costs of the appraisal proceeding and allocate them among the parties as the court deems equitable under the circumstances. Upon application of a stockholder, the court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the alue of all shares entitled to appraisal. In the absence of such determination or assessment, each

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stockholder bears its own expenses.  Within 120 days after the effective date of the Merger, either TNT or any stockholder who has complied with the conditions of Section 262 may file a petition in the Delaware Court of Chancery. This petition should request that the Delaware Court of Chancery determine the value of the shares of TNT common stock held by all the stockholders who are entitled to appraisal rights. If you intend to exercise your appraisal rights, you should file this petition in the Delaware Court of Chancery. Neither TNT nor Newco has an obligation to file this petition, and if you do not file this petition ithin 120 days after the effective date of the Merger, you will lose your rights of appraisal. A

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dissenting stockholder must also serve a copy of the petition on TNT.   If you change your mind and decide you no longer wish to exercise your appraisal rights, you may withdraw your demand for appraisal rights at any time within 60 days after the effective date of the merger. A withdrawal request received more than 60 days after the effective date of the Merger is ffective only with the written consent of TNT. If you effectively withdraw your demand for ppraisal rights, you will receive the Merger consideration provided in the merger agreement.

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 If you have complied with the conditions of Section 262, you are entitled to receive a statement from TNT. This statement will set forth the number of shares not voted in favor of the merger agreement and that have demanded appraisal rights and the number of stockholders who own those shares. In order to receive this statement you must send a written request to TNT within 120 days after the effective date of the Merger. TNT must mail this statement within ten days after it eceives the written request or within ten days after the expiration of the period for the delivery of

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demands, whichever is later.   If you properly file a petition for appraisal in the Chancery Court and deliver a copy to TNT, TNT will then have 20 days to provide the Chancery Court with a list of the names and addresses of all stockholders who have demanded appraisal rights and have not reached an agreement with TNT as to the value of their shares. The Registry in the Court of Chancery, if so ordered by the Court of Chancery, will give notice of the time and place fixed for the hearing of such petition to the stockholders on the list. At the hearing, the Chancery Court will determine the stockholders who have complied with Section 262 and are entitled to appraisal rights. The Chancery Court may also require you to submit your stock certificates to the Registry in the Court of Chancery so that it can ote on the certificates that an appraisal proceeding is pending. If you do not follow the Chancery

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Court’s directions, you may be dismissed from the proceeding.   After the Chancery Court determines which stockholders are entitled to appraisal rights, the Chancery Court will appraise the shares of stock that are the subject of the demand for appraisal. To determine the fair value of the shares, the Chancery Court will consider all relevant factors except for any appreciation or depreciation due to the anticipation or accomplishment of the Merger. After the Chancery Court determines the fair value of the shares, it will direct TNT to pay that value to the stockholders who have successfully sought appraisal rights. The Chancery Court can also direct TNT to pay interest, simple or compound, on that value if the Chancery Court determines that terest is appropriate. In order to receive payment for your shares under an appraisal procedure,

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you must surrender your stock certificates to TNT.  y

If	ou•	demand appraisal rights, after the effective date of the Merger you will not be entitled: to vote the shares of common stock for which you have demanded appraisal rights for any

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purpose; to receive payment of dividends or any other distribution with respect to the shares of common stock for which you have demanded appraisal, except for dividends or distributions, if any, that are payable to holders of record as of a record date prior to the effective date of

•	the Merger; or to receive the payment of the consideration provided for in the merger agreement (unless you properly withdraw your demand for appraisal).

    If you do not file a petition for an appraisal within 120 days after the effective date of the merger, our right to an appraisal will terminate. You may withdraw your demand for appraisal and accept ee

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th	m•	rger consideration by delivering to TNT a written withdrawal of your demand, except that: any attempt to withdraw made more than 60 days after the effective date of the merger will

•	Page 12 of 26 require the written approval of TNT; and an appraisal proceeding in the Chancery Court cannot be dismissed unless the Chancery

Court approves.   IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL IGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO DO O.

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Principal Features of the Change of Domicile  The change in jurisdiction will be effected by the Merger of TNT, with and into, Newco, under the NRS for the purpose of effecting the change of domicile.  The change of domicile will become effective upon the filing of the requisite merger documents in Nevada and Delaware, which filings will occur on the effective date of the Merger.  Following the Merger and assuming ratification of roposal 6, Newco will be the surviving corporation and will operate under the name “Trim Holding

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Group” (“TRIM”).    On the effective date of the Merger and assuming approval of proposals 4, 5 and 6, each outstanding share of TNT’s common stock will be automatically converted into one share of the common stock f Newco, the new Nevada Corporation. TNT will cease to exist as a Delaware corporation, and

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Newco will be the continuing or surviving corporation.  Upon consummation of the Merger, Newco will succeed to all of the business and operations, own all of the assets and other properties and will assume and become responsible for all of the iabilities and obligations of TNT. There will be no change in the business, properties or

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management of TNT.  The Newco board of directors will consist of those persons presently serving on the board of directors of TNT. The individuals who will serve as executive officers of Newco are those who urrently serve as executive officers of TNT. Such persons and their respective terms of office are

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set forth below under the caption "Management."   Pursuant to the terms of the Agreement and Plan of Merger, the Merger may be abandoned by the board of directors of TNT and Newco at any time prior to the effective date of the Merger. In addition, the board of directors of TNT may amend the Agreement and Plan of Merger at any time prior to the effective date of the Merger provided that any amendment made may not, without approval by the stockholders of TNT who have consented in writing to approve the Merger, alter or change the amount or kind of Newco Common Stock to be received in exchange for or on conversion of all or any of the Common Stock, alter or change any term of the Nevada Certificate or alter or change any of the terms and conditions of the Agreement and Plan of Merger if such alteration or change would adversely affect the holders of Common Stock.

Purpose of the ReDomicile  The purpose of the re‐domicile is to change the state of incorporation and legal domicile of TNT rom Delaware to Nevada. The Board of Directors believes that this change in the domicile would be

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Page 13 of 26 in the best interests of TNT and its shareholders.  Nevada has long been a leading state in adopting, construing, and implementing comprehensive and flexible corporate laws that respond to the legal and business needs of corporations. As a result, the Nevada Corporation Law is widely regarded to be one of the best‐defined bodies of corporate law in the United States. The Nevada legislature is sensitive to corporate law issues. Accordingly, the  oard of Directors believes that Nevada law would provide greater predictability in TNT’s legal

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affairs.  A discussion of the principal differences between Delaware and Nevada law as they affect hareholders is set forth below in the section entitled "Significant Changes Caused by eincorporation."

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"AntiTakeover" Implications of Reincorporation  Reincorporation in Nevada may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or a negative effect on TNT and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the Board of Directors of a corporation can seriously disrupt the business and management of a corporation and result in a transaction that is less favorable to all of the shareholders than a board‐approved transaction would have been. Board‐approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters uch as recognition or postponement of gain or loss for tax purposes, the management and business

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of the acquiring corporation and maximum strategic deployment of corporate assets.  The proposal to include anti‐takeover provisions in the proposed reincorporation does not reflect knowledge on the part of the Board of Directors or management of TNT of any currently proposed takeover or other attempt to acquire control of TNT. Management may in the future propose other easures designed to discourage takeovers apart from those proposed in this Information

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Statement, if warranted from time to time in the judgment of the Board of Directors.  The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences described above and may frequently provide all shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of TNT and its shareholders. Accordingly, the reincorporation plan includes certain elements that may have the effect of discouraging or deterring hostile takeover attempts. The Board of Directors believes that adopting hese measures will enable the Board of Directors to consider fully any proposed takeover attempt

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and negotiate terms that maximize the benefit to TNT or its shareholders.  The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions included in the proposed organizational documents outweigh the possible disadvantages. In particular, the Board of Directors believes that enabling the Board to fully consider and negotiate proposed takeover attempts, as well as the greater sophistication, readth, and certainty of the Nevada corporate law, make the proposed reincorporation beneficial o TNT, its management, and its shareholders.

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Conversion of the Stock  On the effective date of the Merger and assuming shareholder approval of this Proposal 4 and Proposals 5 and 6, each issued and outstanding share of Common Stock of TNT will be converted nto common stock of Newco (“New Company Common Stock”) and TNT shareholders will utomallowing terms:

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Page 14 oftically become shareholders of Newco on the fo the conversion will be on a one‐for‐one basis;

each share of TNT common stock that is outstanding at the effective date will become one share of common stock of Newco.

Stock Certificates  Shareholders will need to exchange their stock certificates for Newco stock certificates upon the Merger and assuming ratification of Proposals 4, 5 and 6.  Shareholders will receive notification from TNT and/or its transfer agent regarding the procedure for exchanging stock certificates upon ratification of the proposals. The issuance of new certificates will be subject to normal stock transfer requirements, including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

Transferability of Shares  Shareholders whose shares of TNT’s common stock were freely tradable before re‐domicile will own shares of Newco that are freely tradable after re‐domicile. Similarly, any shareholders holding securities with transfer restrictions before reincorporation will hold shares of Newco that have the same transfer restrictions after reincorporation. For purposes of computing the holding period nder Rule 144 of the Securities Act, those who hold Newco stock certificates will be deemed to

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have acquired their shares on the date they originally acquired their TNT shares.  After reincorporation, Newco will continue to be a publicly held company, and, like TNT’s shares, shares of Newco will be quoted on the Over the Counter Bulletin Board Market. Newco will also file ith the SEC and provide to its shareholders the same types of information that TNT has previously iled and provided.

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Certain Federal Income Tax Consequences   The following is a discussion of certain federal income tax considerations that may be relevant to holders of Common Stock who receive New Company Common Stock as a result of the proposed change of domicile. The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. We strongly urge you to consult your ax advisors to determine the particular tax consequences to you of the reincorporation, including

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the applicability and effect of federal, state, local, foreign and other tax laws.  The following discussion does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon their individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax‐exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation.  The following disclosure is based on the Code, laws regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to our shareholders under state, local and foreign laws. We have neither requested nor received a tax opinion from legal counsel with respect to the consequences of reincorporation. No rulings have been or will be requested from the Internal Revenue Service with respect to the consequences of eincorporation. There can be no assurance that future legislation, regulations, administrative ulings or court decisions would not alter the consequences set forth below.

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 The reincorporation provided for is intended to be a tax‐free reorganization under the Code. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of TNT’s capital stock as a result of consummation of the reincorporation, and no gain or loss will be recognized by TNT or Newco. Each former holder of TNT’s capital stock will have the same basis in the capital stock of Newco received by that holder pursuant to the reincorporation as that holder has in TNT’s capital stock held by that holder at the time the reincorporation is consummated. Each shareholder's holding period with respect to Newco’s capital stock will include the period during which that holder held the corresponding TNT capital stock, provided the latter as held by such holder as a capital asset at the time of consummation of the reincorporation was onsummated.

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Accounting Treatment  In accordance with generally accepted accounting principles, TNT expects that the redomicile will e accounted for as a reorganization of entities under common control and recorded at historical ost.

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Regulatory Approvals  The re‐domicile is not expected to be consummated until TNT has obtained all required consents of overnmental authorities, including the filing of the Certificate of Merger and Articles of Merger

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with the Secretaries of State of Nevada and Delaware.   The Board of Directors intends that the Merger be consummated as soon as practicable following the Annual Meeting. Nonetheless, the Board of Directors may elect to abandon or postpone the redomicile of the Company either before or after the shareholders' approve the same, if circumstances arise causing the Board of Directors to deem either such action advisable, except that any amendment that would effect a material change from the organizational document provisions iscussed in this Information Statement would require further ratification by the holders of at least  majority of the shares of the Company's common stock outstanding.

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Significant Changes Caused by Merger  In general, the Company's corporate affairs are governed at present by the Delaware General Corporation Law (the "Delaware Law") and by the certificate of incorporation filed in Delaware (the "Delaware Certificate") and the by‐laws adopted pursuant to Delaware Law (the "Delaware By‐laws"). The Delaware Certificate and Delaware By‐laws are available for inspection during business ours at TNT's principal executive offices. In addition, copies may be obtained by writing to TNT at tary.

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TNT Designs, Inc, 300 Center Avenue, Suite 202, Bay City MI  48708, Attention: Corporate Secre Upon effectuating the Merger, TNT’s business will be continued by Newco.  Issues of corporate governance and control would be controlled by Nevada corporate law ("Nevada Law"), rather than Delaware Law. The Delaware Certificate and Delaware By‐laws will, in effect, be replaced by the certificate of incorporation of Newco (the "Nevada Certificate") attached to this Information Statement as Exhibit A and the by‐laws of Newco (the "Nevada By‐laws"), attached to this Information Statement as Exhibits B and which assume shareholder ratification of Proposals 4 and 5 below. Accordingly, the differences among these documents and between Nevada Law and Delaware Law are relevant. If the shareholders ratify this Proposal 4, reincorporation, but do not atify any or all of Proposals 5 or 6, the Nevada Certificate and the Nevada By‐laws shall be revised ccordingly.

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 Certain differences between Delaware Law and Nevada Law and between the various organizational documents that the Board of Directors, considers to be significant are discussed below. Shareholders are advised that many provisions of Nevada Law and Delaware Law may be subject to differing interpretations, and that those offered in this Information Statement may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional guidance as to how to interpret them. In addition, the following discussion is qualified in its entirety by reference to Nevada Law, Delaware Law, case law applicable in Nevada and in Delaware, and the organizational documents of each of the companies. areholders are requested to read the following discussion in conjunction with the Nevada rtificate and the Nevada By‐laws attached to this Information Statement.

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Company Name  Subject to the consummation of the Merger and assuming shareholder ratification of this Proposal 4 nd Proposal 6 below, TNT’s name will be changed from "TNT Designs, Inc." to "Trim Holding roup.”   For a discussion of the proposal to change TNT’s name, see Proposal 6 below.

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Shares of Capital Stock  Subject to shareholder ratification of Proposal 5 below, the Company’s  authorized common stock will increase from 30,000,000 shares, par value $0.0001 per share to 400,000,000 shares, par value $0.0001 per share.  Additionally, 100,000,000 shares of preferred stock shall be authorized as follows:  Series 1, Class P‐1 shall have 25,000,000 shares authorized with a par value of $8.75. Series 1 shall have 1:100 voting rights and shall be convertible to common at the shareholders discretion at a rate of 1:1.25.  Series 2, Class P‐2 shall authorize 75,000,000 shares at a par value of $7.00.  Series 2 shall have 1:1 voting rights and shall be convertible to common at the shareholders discretion at a rate of 1:1.

Board of Directors  Subject to the approval of Proposal 1, there will be no change in the composition of our Board of Directors.

Vote Required for Approval  Section 78.385 of the Nevada Revised Statutes provides an outline of the scope of the amendments of the Articles of Incorporation allowed a Nevada Corporation. This includes the amendments discussed herein.  The procedure and requirements to effect an amendment to the Articles of Incorporation of a Nevada corporation are set forth in Section 78.390.  Section 78.390 provides that proposed amendments must first be adopted by the Board of Directors and then submitted to hareholders for their consideration and must be approved by a majority of the outstanding voting

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securities.  The Board of Directors of TNT has adopted, ratified and approved the change in the domicile of TNT, the increase of authorized common stock and authorization of Preferred Stock (Proposal 5) and change in the name of TNT to Trim Holding Group. (Proposal 6), and submits the proposed changes to the shareholders for their approval.

Nevada AntiTakeover Provisions  The anti‐takeover provisions of Sections 78.411 through 78.445 of the Nevada Corporation Law will apply to us upon re‐domicile.  Section 78.438 of the Nevada law prohibits TNT from merging with or selling more than 5% of our assets or stock to any shareholder who owns or owned more than 10% of any stock or any entity related to a 10% shareholder for three years after the date on which the shareholder acquired our shares, unless the transaction is approved by our Board of Directors.  The provisions also prohibit us from completing any of the transactions described in the preceding sentence with a 10% shareholder who has held the shares more than three years and its related entities unless the transaction is approved by our Board of Directors or a majority of our hares, other than shares owned by that 10% shareholder or any related entity. These provisions ould delay, defer or prevent a change in control of TNT.

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Dissenter's Rights of Appraisal  he Nevada Revised Statutes (the Nevada Law) do not provide for dissenter's rights in connection ith the proposed restatement of the Articles of Incorporation (Proposals 5 and 6)

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PROPOSAL 5: APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 30,000,000 TO

400,000,000 AND TO AUTHORIZE 100,000,000 SHARES OF PREFERRED STOCK.    Our Certificate of Incorporation currently authorizes the issuance of up to 30,000,000 shares of common stock.  No preferred stock is authorized.  In order to ensure sufficient equity will be available for issuance by the Company, The Board of Directors has adopted (and recommends for approval) in conjunction with the ratification and approval of Proposal 4, an amendment to our Articles of Incorporation in connection with the Merger to (i) increase our authorized number of shares of common stock from 30,000,000 to 400,000,000 with no change in the par value of $0.0001 per share, (ii) authorize 100,000,000 shares of a new class of preferred stock (the Preferred Stock”), and (iii) designate all 100,000,000 shares of such newly authorized Preferred tock into two separate classes.

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Purpose and Effect of the Amendment  The principal purpose of the proposed amendment to our Articles of Incorporation is to authorize additional shares of common stock and create a new classes of Preferred Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock splits in the form of stock dividends, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock. If the amendment is approved by the stockholders, the oard does not intend to solicit further stockholder approval prior to the issuance of any additional

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shares of stock, except as may be required by applicable law.  Upon approval of the authorization of the Preferred Stock, the Board will have the authority to issue such stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, hey may decrease the existing stockholders’ percentage equity ownership and, depending on the

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price at which they are issued, could be dilutive to the existing stockholders.  The increase in the authorized number of shares of common stock and the authorization of new classes of Preferred Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of ommon stock and such additional shares could be used to dilute the stock ownership or voting

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rights of a person seeking to obtain control of the Company.  The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti‐takeover effects, the proposed amendment to crease the authorized common stock and authorize the Preferred Stock is not prompted by any pecific effort or takeover threat currently perceived by management.

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Authorization of Additional Shares of Common Stock  An amendment to the Company's articles of organization increasing our authorized Common Stock to 400,000,000 with par a value of $0.0001 a share from 30,000,000 shares will enable us to have sufficient shares of Common Stock available for issuance. The principal purpose of the proposed amendment to our Articles of Incorporation is to authorize additional shares of common stock, which will be available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock splits in the form of stock dividends, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions n an expedited basis and thus to avoid the time and expense of seeking stockholder approval in

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connection with the contemplated issuance of common stock  The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, each new issuance will decrease the existing stockholders’ percentage equity ownership and would be dilutive to the existing stockholders unless the issuance is on a pro rata basis to existing shareholders. The Company does not have current plans to issue shares that would not be dilutive n a pro rata basis to the existing shareholders. Examples of a pro rata basis issuance are stock

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dividends or stock splits.  The newly authorized shares of Common Stock will have the same rights and privileges as the presently authorized shares of our Common Stock, subject to the rights of newly authorized referred Stock. Our Common Stock does not entitle any holder to any dividend or preemption

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rights.  There can be no assurance as to the amount of consideration the Company would receive from any issuance of additional shares of our Common Stock nor can there be any assurance of what effect, if ny, the proposed increase in the authorized shares of our Common Stock and any subsequent

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issuance will have on the market price of our Common Stock.   Since the number of authorized shares of our Common Stock will be increased to 400,000,000 shares with a par value of $0.0001 a share, the issuance in the future of such authorized shares may ave the effect of diluting the earnings per share and book value per share, as well as the stock

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Page 20 of 26 ownership and voting rights, of the currently outstanding shares of Common Stock.  Release No. 34‐15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti‐takeover device. However, the proposed increased in the authorized common stock is not the result of any such specific effort; rather, as indicated above, the purpose of the increase in the authorized common stock is to provide the Company's management with the ability to issue shares for future acquisition, financing and operational possibilities,  and not to construct or enable any anti‐takeover defense or mechanism on behalf  of the Company. While it is possible that management could use the additional shares to resist or frustrate a third‐party transaction providing an above‐market premium that is favored by a majority of the independent stockholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti‐takeover device. As a consequence, the  increase in authorized common stock may make it more difficult for, prevent or  deter a third party from acquiring control of the Company or changing its board of directors and management, as well as inhibit fluctuations in the market price of the Company's shares that could esult from actual or rumored takeover attempts. The Company currently has no such provisions in ny of its governing documents.

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Authorization of Preferred Stock  As a part of this proposal, we are also seeking shareholder ratification of the designation of two classes of Preferred Stock. By unanimous written consent of all Directors, the Board adopted, ubject to Stockholder approval, an amendment to the Company’s Articles of Incorporation (the Amendnt”)

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me to designate two classes of Preferred Stock as follows: (a) Series 1, Class P‐1 shall consist of 25,000,000 shares with a par value of $8.75 per share.  Each share of Class P‐1 stock shall have voting rights equal to 100 shares of common tock.  Each share of Class P‐1 stock shall be convertible into 1.25 shares of common shares e sh

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at thareholder’s discretion; and  (b) Series 2, Class P‐2 shall consist of 75,000,000 shares with a par value of $7.00 per share.  Each share of Class P‐2 stock shall have voting rights equal to 1 share of common stock.  Each share of Class P‐2 stock shall be convertible into one share of common stock at

the shareholder’s discretion.   Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for ayment before any dividend shall be paid or declared set apart for payment on the Common Stock

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with respect to the same dividend.  If upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance ith respective preferential amounts (including unpaid cumulative dividends, if any) payable with

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respect thereto.  The Board considers it both necessary and advisable to have Preferred Stock available to (i) allow the Company to act promptly with respect to future financings which may be necessary to sustain its operations; (ii)  to give the Company the ability to act in connection with possible future acquisition opportunities; and (iii) for other corporate purposes approved by the Board. Having authorized preferred shares available for issuance would give the Company greater flexibility and llow shares of Preferred Stock to be issued without the expense or delay of a stockholders’ eeting, except as may be required by applicable laws or regulations.

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Page 21 of 26 Issuance of Preferred Shares  The Company’s majority owner, Louis Bertoli, together with his affiliates (including family members and affiliated companies), are contemplating an investment of between $500,000 and $1.2 million in cash into the Company.  In exchange for such investment or investments, the Company contemplates issuing Preferred Stock at a price per share not less than the par value of such Preferred Stock and at a value that is, in the judgment of management, for fair value.  Mr. Bertoli and his affiliates are based in Europe and have requested that the Company have the option to issue preferred shares with a high par value in connection with the proposed investment.  The authorization of the Preferred Stock will give the Company the flexibility to accommodate this  equest and give the Company the flexibility necessary to attract future investments, should we

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choose to seek further investment or investors.   No fixed timetable has been determined for such proposed investment; however, if negotiations are uccessful, we anticipate that such investment will occur within six weeks of the effective date of

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the authorization of the new Preferred Stock.  We expect to use the proceeds from such investment for general corporate purposes and working capital.  The use of the proceeds will vary depending upon the amount that is invested.  We expect to use $150,000 of the proceeds for the payment of legal and accounting expenses and $50,000 of the proceeds for rent and general office expenses.  We expect to use the remainder of the proceeds to pay general expenses of operations and other activities necessary grow the Company’s business.  t this time we have not determined how or when proceeds will be used for such general expenses

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of operations and other activities.  Except as described above, we do not have any present plans to issue Preferred or Common Stock.  Future issuance of Preferred or Common Stock will be at the discretion of the Board of Directors and will not require shareholder approval.

PROPOSAL 6:  NAME CHANGE  In conjunction with Proposal 4, the Board of Directors has adopted a resolution whereby the Company's name would be changed from to "TNT Designs, Inc." to “Trim Holding Group.”  The oard of Directors believes that this change is in the best interests of the Company because the new ame better reflects the Company's corporate identity.

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Principal Effects of the Name Change  hanging our name will not have any effect on our corporate status. In the future, new stock ertificates will be issued bea

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ring our new name. ________________________________________________

FORWARDLOOKING STATEMENTS   This information statement may contain certain “forward‐looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward‐looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward‐looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward‐looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and ctual results may differ materially depending on a variety of important factors, including factors iscussed in this and other of our filings with the U.S. Securities and Exchange Commission.

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WHERE YOU CAN FIND MORE INFORMATION   We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 00 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the EC’s website at http://www.sec.gov

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INCORPORATION OF FINANCIAL INFORMATION   We “incorporate by reference” into this Information Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement the following documents we have previously filed with the SEC: our annual report on Form 10‐K for period ending September 30, 2008 and our quarterly report on Form 10‐Q for the quarterly periods nded December 31, 2008 and March 31, 2009. You may request a copy of these filings at no cost, y writing or telephoning us at the followi

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ng address:

TNT Designs, Inc.

300 Center Avenue, Suite 202 Bay City MI 48708

Attention:  Nitin Amersey, Corporate Secretary  As we obtained the requisite stockholder vote for the Proposals described in this Information Statement upon delivery of written consents from the holders of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED OT TO SEND US A PROXY . This information statement is for informational purposes only. Please

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read this information statement carefully. rd o Directrs,

 By order of the Boafo/s/ Nitin Amersey

                    Chief Executive Officer and Chairman

  Dated: Bay City, Michigan, September 17, 2009